UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 1, 2007

                             Pacific Capital Bancorp
             (Exact name of registrant as specified in its charter)

           California                0-11113              95-3673456
  (State or other jurisdiction     (Commission          (I.R.S. Employer
        of incorporation)          File Number)        Identification No.)


    1021 Anacapa Street, Santa Barbara, CA                93101
   (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02      Results of Operations and Financial Condition

On August 1, 2007, Pacific Capital Bancorp (the "Company") issued a press release announcing preliminary financial results for the quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. The Company will include detailed financial statements and additional analyses for the quarter ended June 30, 2007, as part of its quarterly report on Form 10-Q.


Item 4.02      Non-Reliance on Previously Issued Financial Statements

     (a) President & Chief Executive Officer, George Leis, following consultation with the Board of Directors, has concluded that previously issued quarterly financial statements of the Company should no longer be relied upon because of errors in such financial statements.

          (1) On July 27, 2007, it was concluded that the Company's financial statements for the first quarter of 2007 cannot be relied on because of certain errors.

          (2) The errors in the financial statements for the first quarter of 2007 related to the Company's Refund Anticipation Loan (RAL") program. Two incorrect postings related to the RAL program were made to the general ledger which ultimately resulted in an $11.2 million overstatement in the loan balance, interest income for the first quarter being overstated by $9.7 million, and the provision for RAL credit losses being understated by $1.5 million. The resulting impact is an after-tax decrease in net income of $6.5 million, or $0.14 per fully diluted earnings per share for the first quarter of 2007. The Company now reports net income of $51.6 million and fully diluted earnings per share for the first quarter of 2007 of $1.09.

          (3) President & Chief Executive Officer, George Leis, has discussed the matter disclosed in this filing with Ernst & Young, the Company's independent accountant.

          (4) The Company will restate its previously issued financial statements for the period ended March 31, 2007 appearing in the Company's Form 10-Q filed May 9, 2007. The restatement will reflect an after tax decrease in net income and fully diluted earnings per share for the first quarter of 2007. The Company is working diligently to complete the restatement and to file the appropriate Form 10-Q/A promptly. It further expects to file its Form 10-Q for the fiscal year quarter ended June 30, 2007 within the prescribed time frame.



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Item 5.02      Departure of Certain Officer; Appointment of Certain Officer

     (b) The resignation of Chief Financial Officer, Joyce M. Clinton, which was previously scheduled to become effective on August 9, 2007, will now become effective on August 3, 2007.

     (c) Senior Vice President and Chief Risk Officer, Brad Cowie, has been appointed Interim Chief Financial Officer effective August 3, 2007. Mr. Cowie will serve in this position until an ongoing recruitment process is completed and a new Chief Financial Officer is appointed. Mr. Cowie has been an officer with the Company for eleven years, and is a Certified Public Accountant.


Item 9.01      Financial Statements and Exhibits

       (c) Exhibits:

           Exhibit No.         Description
           ---------------------------------------------
              99.1       Press release dated August 1, 2007



                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           PACIFIC CAPITAL BANCORP

Date: August 1, 2007                       /s/ Frederick W. Clough
                                           -----------------------
                                           Frederick W. Clough
                                           Executive Vice President
                                           and General Counsel



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                                  EXHIBIT INDEX


Exhibit Number         Description of Exhibits
--------------         -----------------------

99.1 Pacific Capital Bancorp press release dated August 1, 2007, with respect to preliminary financial results for the quarter ended June 30, 2007.